UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

Invesco Ltd.
(Exact name of registrant as specified in its charter)

Bermuda				001-13908	98-0557567
(State or Other Jurisdiction of Incorporation or Organization)				(Commission File No.)	(I.R.S. Employer Identification No.)

1555 Peachtree Street, N.E.,	Suite 1800,	Atlanta,	GA		30309
(Address of Principal Executive Offices)					(Zip Code)
(404) 892-0896
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.20 par value	IVZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (“Original Form 8-K”) filed by Invesco Ltd. (“Invesco”) on May 16, 2022 to correct the formatting of the vote count for Item 2 and Item 4. All other information in the Original Form 8-K remains unchanged.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual General Meeting of Invesco Ltd. (the “Company”) was held on May 12, 2022. Proxies for the Annual General Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board of Directors’ solicitations. At this meeting, the shareholders were requested to: (1) elect eleven members of the Board of Directors, (2) approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement, (3) approve of the amendment and restatement of Company’s 2012 Employee Stock Purchase Plan (the “Plan”) to increase the number of shares available under the Plan and (4) appoint the independent registered public accounting firm for the fiscal year ending December 31, 2022, all of which were described in the proxy statement.

The following actions were taken by the Company’s shareholders with respect to each of the foregoing items:

1. Election of a Board of Directors. All the nominees for director were elected. With respect to each nominee, the total number of broker non-votes was 39,545,075. The table below sets forth the voting results for each director.

Name of Nominee	Votes Cast “For”	Votes Cast “Against”	Abstentions
Sarah Beshar	345,899,163	14,519,777	264,284
Thomas M. Finke	350,929,112	9,529,562	224,550
Martin L. Flanagan	355,881,948	4,468,246	333,030
William F. Glavin, Jr.	350,374,770	10,108,744	199,710
C. Robert Henrikson	336,712,478	23,742,058	228,688
Denis Kessler	348,051,392	12,364,376	267,456
Sir Nigel Sheinwald	350,748,902	9,606,609	327,713
Paula C. Tolliver	353,618,538	6,860,069	204,617
G. Richard Wagoner, Jr.	349,793,664	`10,674,425	215,135
Christopher C. Womack	355,142,266	4,724,472	816,486
Phoebe A. Wood	344,298,891	16,186,390	197,943

2. Advisory vote on executive compensation. The Company’s shareholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. The total number of broker non-votes was 39,545,075. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
341,549,806	18,465,895	667,523

3. Approval of the amendment and restatement of the Plan. The proposal was approved by the shareholders. The total number of broker non-votes was 39,545,075. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
290,095,702	70,096,490	491,032

4. Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The proposal was approved by the shareholders, and the voting results were as follows. There were no broker non-votes.

Votes Cast “For”	Votes Cast “Against”	Abstentions
397,146,464	2,568,341	513,494

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Robert H. Rigsby
Robert H. Rigsby
Head of Legal - Corporate and Alternatives and Assistant Secretary
Date: May 18, 2022